                                                                    EXHIBIT 99.1

     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

        I, George Perlegos, state and attest that:

        (1) To the best of my knowledge, based upon a review of the covered reports of Atmel Corporation, and, except as corrected or supplemented in a subsequent covered report:

        - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

        (2) I have reviewed the contents of this statement with the Company's audit committee.

        (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - the Annual Report on Form 10-K filed with the Commission on March 18, 2002 of Atmel Corporation;

        - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Atmel Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        -       any amendments to any of the foregoing.


        /s/ George Perlegos                 Subscribed and sworn to
        George Perlegos                     before me this 2nd day of
        August 2, 2002                      August 2002.

                                            /s/ Zoila T. Neves

                                            Zoila T. Neves
                                            Notary Public
                                            My Commission Expires May 30, 2003